Exhibit 32.2

CERTIFICATION
OF
CHIEF FINANCIAL OFFICER
OF
SUNCOKE ENERGY, INC.
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of SunCoke Energy, Inc. (the “Company”) for the fiscal quarter ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shantanu Agrawal, Senior Vice President and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

/s/ Shantanu Agrawal
Shantanu Agrawal
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)
July 30, 2026